UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 9, 2023
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Suite 196, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	AEY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Reverse Stock Split

The annual shareholder meeting has approved to amend the Company’s Articles of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 2:1 to 10:1, inclusive, as determined by the chief executive officer in his sole discretion with our authorized capital remaining unchanged at 100,000,000 shares;

On November 9, 2023, the Company announced that its chief executive officer approved a one-for-ten reverse stock split of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), where every ten issued and outstanding shares of Common Stock will be converted into one share of Common Stock (the “Reverse Stock Split”).

The Reverse Stock Split is expected to take effect as of 12:01 a.m., Eastern Time, on November 16, 2023 (the “Effective Time”).

At the market open on November 16, 2023 (the first business day after the Effective Time), the Common Stock is expected to begin trading on a split-adjusted basis on The Nasdaq Capital Market under a new CUSIP number.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder that would hold fractional shares as a result of the Reverse Stock Split will be entitled to receive, in lieu of such fractional shares, cash in an amount equal to the applicable fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on November 16, 2023 (as adjusted for the Reverse Stock Split), without any interest.

The Reverse Stock Split will apply to all of the outstanding shares of Common Stock and as of the Effective Time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. The Reverse Stock Split will also not affect the relative voting or other rights that accompany the shares of Common Stock, except to the extent that it results from a stockholder receiving cash in lieu of fractional shares. There will be no change to the number of authorized shares of the Common Stock as a result of the Reverse Stock Split. The Company’s trading symbol will remain unchanged, but the CUSIP number for the Company’s registered Common Stock will be changed to 006743 405.

Stockholders of record will receive information from Continental Stock Transfer & Trust Co, the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and, if applicable, payments of cash in lieu of fractional shares, without any interest. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.

As a result of the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced from approximately 14,947,078 shares outstanding as of November 8, 2023, to approximately 1,494,707 shares outstanding after giving effect to the Reverse Stock Split.

The Reverse Stock Split has been approved by the Company’s Board of Directors pursuant to the approval of annual shareholder meeting, and no stockholder approval is required.

Compliance with Nasdaq Listing Rules

As previously disclosed in a Current Report on Form 8-K filed by the Company on June 9, 2023, the Company received a letter from the listing qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) for continued listing.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days to regain compliance. If, at any time before the end of this first 180-day period, or through December 4, 2023, the closing bid price of the Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written notification that the Company has achieved compliance with the Bid Price Rule.

If the Company does not regain compliance during the first 180-day compliance period, then the Staff may grant the Company a second 180 calendar day period to regain compliance, subject to the Company meeting certain requirements.

If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by the Staff, the Staff will issue a Staff Delisting Determination notification. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

The Company and the Board of Directors believe the Reverse Stock Split will help the Company regain compliance with the Bid Price Rule. However, there can be no assurance that the Company will be able to regain compliance with such requirement or maintain its listing on The Nasdaq Capital Market.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “intends”, “expects,” “may”, “will”, and “would”, or the negative of such terms, or other comparable terminology, and include statements about the Reverse Stock Split and the impact, if any, of the Reverse Stock Split on the Company and the trading price of the Common Stock. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:

Exhibit 99.1	Press release dated November 9, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: November 9, 2023

/s/ Michael A. Rutledge
Michael A. Rutledge
Chief Financial Officer